UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2022

GSR II Meteora Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41305	87-3203989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

840 Park Drive East Boca Raton, Florida	33432
(Address of Principal Executive Offices)	(Zip Code)

(561) 532-4682

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, one warrant and one sixteenth of one right	GSRMU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	GSRM	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GSRMW	The Nasdaq Stock Market LLC
Rights, each whole right entitling the holder to receive one share of Class A common stock	GSRMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry Into A Material Definitive Agreement.

Transaction Agreement

On August 24, 2022, GSR II Meteora Acquisition Corp., a Delaware corporation (the “Company,” “us” or “our”), entered into a Transaction Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Transaction Agreement”), by and among the Company, GSR II Meteora Sponsor LLC, a Delaware limited liability company (“Sponsor”, and together with the Company, “GSR Entities”), BT Assets, Inc., a Delaware corporation (“BT Assets”), and Lux Vending, LLC, a Georgia limited liability company and a wholly owned subsidiary of BT Assets (“Lux Vending”). The transactions contemplated by the Transaction Agreement as described below are hereinafter referred to as the “Business Combination” and the closing date of the Business Combination is hereinafter referred to as the “Closing.” All of the terms used, but not defined herein shall have the meanings ascribed to such terms in the Transaction Agreement.

In connection with the Business Combination, the Company will be renamed “Bitcoin Depot Inc.” or another name to be determined by the BT Entities (defined below) in their reasonable discretion (“PubCo”).

The Transaction Agreement and the transactions contemplated thereby were approved by the board of directors of the Company and the leadership team of BT Assets.

The Business Combination

Upon the terms and subject to the conditions of the Transaction Agreement, in accordance with the Delaware General Corporation Law, and prior to or at the Closing, the GSR Entities and the BT Entities will enter into the following transactions:

(i)	Lux Vending will merge with and into a newly-formed Delaware limited liability company known as “Bitcoin Depot Operating LLC” (“BT OpCo”, and together with BT Assets, “BT Entities”);

(ii)

BT Assets will sell, transfer, assign, convey and deliver to PubCo and PubCo will purchase and accept from BT Assets, the Purchased Common Units in exchange for certain cash consideration (the “Over the Top Consideration”).

(iii)

PubCo will assign, transfer, contribute and deliver to BT OpCo certain cash consideration (the “Contribution Amount”), and BT OpCo will issue and deliver to PubCo (i) at the Closing, the Contribution Common Units, and (ii) at the Closing and immediately following the effectiveness of the BT OpCo A&R LLC Agreement, certain Matching Warrants and PubCo Earn-Out Units. The Over the Top Consideration and the Contribution Amount will be distributed in accordance with the Cash Distribution Waterfall as set forth in the Transaction Agreement.

Following the foregoing transactions, and assuming no redemptions, BT Assets and its affiliated entities, including Brandon Mintz, the founder, Chief Executive Officer and controlling stockholder of BT Assets, are expected to own a majority of the outstanding Common Units and the outstanding BT Earn-Out Units and a supermajority of the outstanding voting shares of PubCo, and PubCo will own the remainder of the outstanding Common Units and BT Earn-Out Units. The Business Combination is expected to close in the first quarter of 2023, following the receipt of the required approvals by the Company’s stockholders and the fulfillment of other customary closing conditions, including a minimum cash condition.

Transaction Consideration

As of the date of this filing, the Company has approximately $310 million in its Trust Account, net of deferred underwriting fees of approximately $11.1 million, which will be used as cash consideration in connection with the Business Combination. In addition, the Transaction Agreement permits the Company to raise additional equity financing prior to the Closing, subject to certain terms and conditions.

Representations and Warranties; Covenants

The Transaction Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type, including with respect to corporate organization and authorization, third party consents, capitalization, financial statements, material contracts, tax matters, compliance with laws, employee and benefits matters and intellectual property, among others. Effective immediately following the Closing, PubCo’s board of directors shall be comprised of seven directors, two of whom shall be designated by the Sponsor and five of whom shall be designated by BT Assets prior to the Closing.

Conditions to Each Party’s Obligations

The Closing is subject to certain customary conditions, including, but not limited to, (i) the requisite approvals of the stockholders of the Company, (ii) the expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (if applicable), (iii) the PubCo Class A Common Stock being approved for listing on Nasdaq and (iv) performance of each parties’ covenants to be performed under the Transaction Agreement in all material respects.

Termination

The Transaction Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including, (i) by BT Assets and the Company, (ii) by BT Assets or the Company if any Governmental Authority shall have enacted any Governmental Order which has become final and non-appealable and has the effect of making consummation of the Business Combination illegal or otherwise preventing or prohibiting consummation of the Business Combination, (iii) by BT Assets if the Company Stockholder Approval is not obtained by reason of the failure to obtain the required vote at the Company’s Stockholders’ Meeting, (iv) by BT Assets after there has been a Modification in Recommendation, (v) by the Company upon the failure to meet specified deadlines for the filing of the Proxy Statement, subject to certain conditions, (vi) prior to the Closing, by the Company if (A) there is any breach of any representation, warranty, covenant or agreement on the part of the BT Entities set forth in the Transaction Agreement such that certain conditions to closing cannot be satisfied and such breach is not cured within the cure period window or (B) the Closing has not occurred on or before February 28, 2023, unless the Company is then in material breach of the Transaction Agreement, or (vii) prior to the Closing, by the Company if (A) there is any breach of any representation, warranty, covenant or agreement on the part of the Company or Sponsor set forth in the Transaction Agreement such that certain conditions to closing cannot be satisfied and such breach is not cured within the cure period window or (B) the Closing has not occurred on or before the Agreement end date, unless any of the BT Entities is then in material breach of the Transaction Agreement.

If the Transaction Agreement is validly terminated, none of the parties to the Transaction Agreement will have any liability or any further obligation under the Transaction Agreement other than customary confidentiality obligations and other miscellaneous provisions, except in the case of fraud or willful and material breach of the Transaction Agreement.

The foregoing description of the Transaction Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Transaction Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Transaction Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Transaction Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Transaction Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly with the U.S. Securities and Exchange Commission (the “SEC”) and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. The Company does not believe that these schedules contain information that is material to an investment decision.

Sponsor Support Agreement

Concurrently with the execution of the Transaction Agreement, the Sponsor, the Company and BT Assets entered into a sponsor support agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor agrees, among other things, (i) to vote at any meeting of the Company’s stockholders, and in any action by written consent of the Company’s stockholders, all of its Company equity securities in favor of the adoption and approval of the Transaction Agreement, the transactions contemplated thereby, and the other approvals contemplated to be sought with respect thereto; (ii) be bound by certain other covenants and agreements related to the Business Combination and (iii) be bound by certain transfer restrictions with respect to such securities and on the terms and subject to the conditions set forth in the Sponsor Support Agreement.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement filed as Exhibit 10.1 hereto and incorporated by reference herein.

Registration Rights Agreement

At the Closing, Sponsor and BT Assets, among others (collectively, the “Holders”), and the Company will amend and restate the Registration Rights Agreement, dated as of February 24, 2022, by and between the Company and Sponsor (as amended and restated, the “Registration Rights Agreement”), pursuant to which, among other things, PubCo will agree to use commercially reasonable efforts to file a registration statement for a shelf registration on Form S-1 or Form S-3 within 45 days following Closing and the Holders will be granted certain customary registration rights with respect to the securities of PubCo.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Tax Receivable Agreement

At the Closing, the Company and the BT Entities will enter into a Tax Receivable Agreement (the “Tax Receivable Agreement”). Pursuant to the Tax Receivable Agreement, the Company will generally be required to pay BT Assets 85% of the amount of savings, if any, in U.S. federal, state, local, and foreign income taxes that the Company realizes, or is deemed to realize, as a result of certain tax attributes, including:

•

existing tax basis in certain assets of BT OpCo, including assets that will eventually be subject to depreciation or amortization, once placed in service, attributable to BT OpCo Common Units acquired by the Company at the Closing and thereafter in accordance with the terms of the A&R LLC Agreement (as defined below);

•

tax basis adjustments resulting from the Company’s acquisition of BT OpCo Common Units from BT Assets at the Closing and thereafter pursuant to the terms of the A&R LLC Agreement (including any such adjustments resulting from certain payments made by the Company under the Tax Receivable Agreement);

•	disproportionate tax-related allocations made to the Company as a result of Section 704(c) of the U.S. Internal Revenue Code of 1986, as amended; and

•	tax deductions in respect of interest payments deemed to be made by the Company in connection with the Tax Receivable Agreement.

The foregoing description of the Tax Receivable Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Tax Receivable Agreement filed as Exhibit 10.3 hereto and incorporated by reference herein.

Amended and Restated Limited Liability Company Agreement of BT OpCo

At the Closing, the Company, BT OpCo and BT Assets will enter into an Amended and Restated Limited Liability Company Agreement of BT OpCo (the “A&R LLC Agreement”) setting forth the rights and obligations of the members of BT OpCo, and pursuant to which, among other things, BT OpCo will be controlled by PubCo, as managing member. In addition, the A&R LLC Agreement contains customary provisions for operating partnerships held by a public company, including providing for PubCo to maintain a one-to-one ratio between its outstanding PubCo Class A Common Stock and the number of Common Units held by PubCo.

The foregoing description of the A&R LLC Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of A&R LLC Agreement filed as Exhibit 10.4 hereto and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of PubCo’s common stock pursuant to the Transaction Agreement is incorporated by reference herein. The common stock issuable pursuant to the Transaction Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01	Regulation FD Disclosure.

On August 25, 2022, the Company and BT Assets issued a press release announcing their entry into the Transaction Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that the Company and BT Assets have prepared for use in connection with the announcement of the Business Combination.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission of materiality of any of the information in this Item 7.01, including Exhibits 99.1 and 99.2.

Additional Information

In connection with the Business Combination, the Company intends to file a preliminary proxy statement of the Company with the SEC, copies of which will be mailed (if and when available) to all Company stockholders once definitive. The Company also plans to file other documents with the SEC regarding the Business Combination. The Company will mail copies of the definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. This communication is not a substitute for the definitive proxy statement or any other document that the Company will send to its stockholders in connection with the Business Combination. The Company’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, as well as all other relevant materials filed or that will be filed with the SEC, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about the Company, BT Assets and the Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Cody Slach or Alex Kovtun, (949) 574-3860, GSRM@gatewayir.com.

Participants in the Solicitation

The Company, BT OpCo and certain of their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the Business Combination will be set forth in the Company’s proxy statement when it is filed with the SEC. Investors and security holders may obtain more detailed information regarding the names of the Company’s directors and executive officers and a description of their interests in the Company in the Company’s filings with the SEC, including the Company’s prospectus dated February 24, 2022 relating to its initial public offering, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. To the extent such holdings of Company’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the proxy statement and a description of their direct and indirect interests will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Free copies of these documents may be obtained from the sources indicated above.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations and timing related to potential benefits, terms and timing of the Business Combination. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of BT Assets’, Lux Vending’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of BT Assets, Lux Vending and the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the shareholders of the Company is not obtained; failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to BT OpCo; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; BT OpCo’s ability to manage future growth; BT OpCo’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; the effects of competition on BT OpCo’s future business; the amount of redemption requests made by the Company’s public stockholders; the ability of the Company or the combined company to issue equity or equity-linked securities in connection with the Business Combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors described or referenced in the Company’s final initial public offering prospectus dated February 24, 2022 and its most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, in each case, under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, from time to time with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither BT Assets, Lux Vending nor the Company presently know or that BT Assets, Lux Vending and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect BT Assets’, Lux Vending’s and the Company’s expectations, plans or forecasts of future events and views as of the date hereof. BT Assets, Lux Vending and the Company anticipate that subsequent events and developments will cause BT Assets’, Lux Vending’s and the Company’s assessments to change. However, while BT Assets, Lux Vending and the Company may elect to update these forward-looking statements at some point in the future, BT Assets, Lux Vending and the Company specifically disclaim any obligation to do so except as otherwise required by applicable law. These forward-looking statements should not be relied upon as representing BT Assets, Lux Vending and the Company’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell, nor a solicitation of an offer to buy, any securities in connection with the proposed Business Combination or otherwise, or the solicitation of a proxy, consent or authorization in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or otherwise in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, and otherwise in accordance with applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Transaction Agreement, dated as of August 24, 2022, by and among GSR II Meteora Acquisition Corp., GSR II Meteora Sponsor LLC, BT Assets, Inc., and Lux Vending, LLC.

10.1	Sponsor Support Agreement, dated as of August 24, 2022, by and among GSR II Meteora Acquisition Corp., GSR II Meteora Sponsor LLC, and Lux Vending, LLC.

10.2	Form of Amended and Restated Registration Rights Agreement.

10.3	Form of Tax Receivable Agreement.

10.4	Form of Amended and Restated LLC Agreement.

99.1	Press Release, dated August 25, 2022.

99.2	Investor Presentation.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2022

GSR II METEORA ACQUISITION CORP.

By:	/s/ Gus Garcia
Name:	Gus Garcia
Title:	Co-Chief Executive Officer